Exhibit 10.1

COMMITMENT INCREASE, AMENDMENT NO. 5 AND JOINDER

to that certain

THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This COMMITMENT INCREASE, AMENDMENT NO. 5 AND JOINDER (this “Agreement”)  dated as of June 16, 2017, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAL” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors party hereto, BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MUFG UNION BANK, N.A. and WELLS FARGO BANK, N.A., as syndication agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MUFG UNION BANK, N.A. and WELLS FARGO SECURITIES, LLC, as joint lead arrangers and book managers, and BANK OF MONTREAL (CHICAGO BRANCH), JPMORGAN CHASE BANK, N.A. and SANTANDER BANK, N.A. as co-agents.  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2013 (as may be amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, the Borrowers have requested, and certain existing and new Lenders have agreed to increase their respective Commitments so that the Total Commitments under the Credit Agreement increased to $960,000,000 pursuant to §2.11 thereof; and

WHEREAS, in connection therewith, certain of the Lenders have agreed to increase their Commitments under the Credit Agreement and certain other financial institutions have agreed to join the Credit Agreement as Lenders, each as more fully set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.           Increase to Commitments under Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in §6 below, those Lenders who have agreed to accept increased Commitments pursuant to the Borrowers’ request pursuant to Section 2.11.1 of the Credit Agreement, shall, from and after the Effective Date of this Agreement, have Commitments as set forth on Schedule 1 attached hereto, and all Lenders shall have Commitment Percentages as set forth on Schedule 1 attached hereto, which shall replace Schedule 1 attached to the Credit Agreement on the Effective Date of this Agreement. On the Effective Date of this Agreement, the outstanding Revolving Credit Loans shall be adjusted, with Loans being advanced by increasing Lenders and repayments being made to Lenders whose Commitment Percentages correspondingly decrease, to reflect the respective Commitment Percentages as in effect after giving effect to this Agreement.

§2.           Amendment to Credit Agreement.  The Credit Agreement is hereby amended by revising the definition of “Eligible Containers” in Section 1.1 of the Credit Agreement to delete the reference in clause (ii)(b) of such definition to “§§9.2.1(v) and (xi)” and replace it with a reference to “§§9.2.1 (v) and (x)”.

§3.           Representations and Warranties.  As of the Effective Date (as defined below), each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)            Representations and Warranties in Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct in all material respects (or, in the case of any such representation or warranty that is qualified as to materiality or Material Adverse Effect, true and correct in all respects) on such Effective Date.

(b)           Authority, Etc.  The execution and delivery by such Borrower or such Guarantor of this Agreement and the performance by such Borrower or such Guarantor of all of its respective agreements and obligations under this Agreement and the other documents delivered in connection therewith (collectively, the “Agreement Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower or such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)            Enforceability of Obligations. The Agreement Documents, the Credit Agreement as modified hereby, and the other Loan Documents to which such Borrower or such Guarantor is a party constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)           No Default.  Immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

(e)            Loan Documents.  Borrowers have provided to each new Lender joining the Credit Agreement hereunder, true and correct copies of all Loan Documents (including all amendments, consents, waivers and other modifications thereto).

(f)            Borrower not ERISA Plan.  Each Borrower represents and warrants as of the Effective Date that such Borrower is not and will not be (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

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§4.           Affirmation of Borrowers and Guarantors.

(a)            Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loans, the Swing Line Loans, the Reimbursement Obligations and all other amounts due or which may become due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as modified hereby and the other Loan Documents, at the times and in the amounts provided for therein.  Each Borrower confirms and agrees that (i) the obligations of such Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b)           Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Agreement.  Each such Guarantor hereby reaffirms its absolute and unconditional guaranty each of the Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as such obligations are increased hereby.  Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as modified hereby.

§5.           Joinder of New Lenders.  Each of the undersigned new Lenders hereby:

(a)            acknowledges and agrees that on the Agreement Effective Date, it shall become a Lender under the Credit Agreement with a Commitment as set forth on Schedule 1 annexed hereto and that it will (i) be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original Lender under the Credit Agreement and (b) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender;

(b)           represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement;  (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Agreement or the performance of its obligations as a Lender under the Credit Agreement; and (iii) it is not and will not be (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA;

(c)           acknowledges that it has received a copy of the Credit Agreement, the schedules and exhibits thereto and all amendments thereto, together with copies of the most recent financial statements delivered by the Borrowers pursuant to the Credit Agreement, and such other documents (including, without, limitation, such other Loan Documents) and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Lender under the Credit Agreement;

(d)           agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement; and

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(e)            agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent or the Borrowers may reasonably request in connection with the transactions contemplated by this Agreement.

§6.           Conditions to Effectiveness.  The Agreements provided for in this Agreement shall take effect upon satisfaction of the following conditions (the “Effective Date”):

(i)
Execution and delivery of this Agreement by the Borrowers, Guarantors, those Lenders whose Commitments are increased hereby, those new Lenders who are joining the Credit Agreement,  the Administrative Agent, the Swing Line Lender and the L/C Issuer.

(ii)
the Administrative Agent shall have received a certificate of the authorized officer of each Borrower and each Guarantor dated as of the Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of any Borrower or Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by each of the Borrowers and Guarantors authorizing the execution, delivery, and performance of this Agreement and the other Agreement Documents and attaching copies of the board minutes and/or resolutions relating to such authorization, (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of each of the Borrowers and the Guarantors authorized to sign this Agreement and the other Agreement Documents on behalf of such Person and (iv) in the case of each Borrower, certifying that, before and after giving effect to the increase contemplated by this Agreement, (A) the representations and warranties contained in §7 of the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in §7.4.2 shall be deemed to refer to the most recent statements furnished to the Lenders, (B) no Default or Event of Default exists, (C) the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested on the Effective Date) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations plus the outstanding amount of Swing Line Loans does not exceed the lesser of (i) the Total Commitment at such time and (ii) the Borrowing Base at such time and (D) the sum of the outstanding amount of the CAI Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of CAI, plus the outstanding amount of Swing Line Loans made to CAI do not exceed the lesser of (A) the Total Commitment at such time and (B) the Domestic Borrowing Base at such time;

(iii)	the Administrative Agent shall have received an updated Schedule 1 (Lenders and Commitments) to the Credit Agreement (attached hereto as Schedule 1);

(iv)
the Administrative Agent shall have made arrangements for a post-closing increase to the stamp duties paid in connection with the Barbados Security Documents as a result of the transactions contemplated by this Agreement;

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(v)
There shall not have occurred (a) a Material Adverse Effect (as defined in the Credit Agreement) since December 31, 2016 or (b) a material adverse change in the facts and information regarding the Borrowers and Guarantors as represented to date.

(vi)
The absence of any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding) that could have a Material Adverse Effect.

(iv)
All fees to Lenders for increased and new Commitments shall have been paid in accordance with the Fee Letter of even date herewith, and all other fees and expenses associated with this Agreement and the transactions contemplated hereby shall have been paid in full.

§7.          Satisfaction of Conditions.  Without limiting the generality of the foregoing §6, for purposes of determining compliance with the conditions specified in §6, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

§8.          Miscellaneous Provisions.  This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.  Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future increase or modification of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.  THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel, Morgan, Lewis & Bockius LLP).

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS LIMITED

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

[CAI – Signature Page to Increase, Amendment and Joinder to Third A&R Revolving Credit Agreement]

Acknowledgement of Guarantors:

CAI RAIL, INC.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By: /s/ Victor Garcia
Name: Victor Garcia
Title: Director

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Director

[CAI – Signature Page to Increase, Amendment and Joinder to Third A&R Revolving Credit Agreement]

GENERAL TRANSPORTATION SERVICES, INC.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Director

CHALLENGER OVERSEAS, L.L.C.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Authorized Representative of Sole Member and Manager, CAI International, Inc.

CAI INTERMODAL LLC

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Authorized Representative of Sole Member and Manager, CAI International, Inc.

SKY CONTAINER TRADING , INC.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Director

CAI CONSENT SWEDEN AB

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Specially Authorized Signatory

CAI INTERNATIONAL GMBH

By:/s/ Victor Garcia
Name: Victor Garcia
Title: Director of Sole Shareholder, CAI Consent Sweden AB

[CAI – Signature Page to Increase, Amendment and Joinder to Third A&R Revolving Credit Agreement]

CAI LOGISTICS INC.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

HYBRID LOGISTICS, INC.

By: /s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

[CAI – Signature Page to Increase, Amendment and Joinder to Third A&R Revolving Credit Agreement]

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Henry Pennell
Name: Henry Pennell
Title: Vice President

BANK OF AMERICA, N.A., as increasing Lender,
Swing Line Lender and L/C Issuer

By: /s/ Maile Douglas
Name: Maile Douglas
Title: SVP

[CAI – Signature Page to Increase, Amendment and Joinder to Third A&R Revolving Credit Agreement]

MUFG UNION BANK, N.A.,
as an Increasing Lender

By: /s/ Michael McCauley
Name: Michael McCauley
Title: Director

WELLS FARGO BANK, N.A.,
as an Increasing Lender

By: /s/ Greg Williamson
Name: Greg Williamson
Title: Director

ABN AMRO CAPITAL USA LLC,
as a New Lender

By: /s/ Ross Briggs
Name: Ross Briggs
Title: VP

By: /s/ R. Bisscheroux
Name: R. Bisscheroux
Title: VP

COMPASS BANK,
as an Increasing Lender

By: /s/ Stephanie Cox
Name: Stephanie Cox
Title: Sr. Vice President

[CAI – Signature Page to Increase, Amendment and Joinder to Third A&R Revolving Credit Agreement]

ANNEX A

Schedule 1 (Lenders and Commitments)

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage
BANK OF AMERICA, N.A. 555 California Street, 10th floor San Francisco, CA 94104 Telephone: (415) 913-5765 Telecopier: [(804) 266-1129] E-mail: maile.douglas@baml.com Attn: Maile Douglas, Director	140,555,556	14.6%
MUFG UNION BANK, N.A. 200 Pringle Avenue, Suite 500 Walnut Creek, CA 94596 Telephone: (925) 947-2429 Telecopier: (925) 943-7442 E-mail: Buddy.Montgomery@unionbank.com Attn: Buddy Montgomery, Vice President	122,222,222	12.7%
WELLS FARGO BANK, NATIONAL ASSOCIATION 301 S. Tryon Str. Bldg T, 7th Floor MAC D1130-072 Charlotte, NC 28226 Telephone: (704) 410-2456 Telecopier: (704) 383-6036 E-mail: jerri.kallam@wellsfargo.com Attn: Jerri Kallam, Director	122,222,222	12.7%
ABN AMRO CAPITAL USA LLC 100 Park Avenue New York, New York 10017 Telephone: (917) 284-6962; (917) 284-6921 Telecopier: (917) 284-6697 E-mail: tradefinance@abnamro.com Attn: Lilia Engelsbel-Sporysheva	75,000,000	7.8%
BANK OF MONTREAL (CHICAGO BRANCH) 115 South LaSalle - 12th Floor Chicago, IL 60603 Telephone: (312) 461-7519 Telecopier: (312) 765-8353 E-mail: bob.bomben@harrisbank.com Attn: Bob Bomben, Director	70,000,000	7.3%
JPMORGAN CHASE BANK, N.A. 10 South Dearborn ILI-010 Chicago, IL 60603 Telephone: (312) 732-1526 E-mail: andrew.stollfuss@jpmorgan.com Attn: Andrew Stollfuss, Executive Director	60,000,000	6.3%

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage
SANTANDER BANK 75 State Street MA1-SST-04-12 Boston, MA 02109 Telephone: (617) 757-5799 E-mail: daniel.oconnor@santander.us Attn: Daniel O’Connor, Managing Director	50,000,000	5.2%
COMPASS BANK 2536 N. Main Street Walnut Creek, CA 94597 Telephone: (925) 948-0929 Telecopier: (925) 948-0927 E-mail: mark.sunderland@bbvacompass.com Attn: Mark Sunderland, Corporate Relationship Manager V	70,000,000	7.3%
CRÉDIT INDUSTRIEL ET COMMERCIAL 520 Madison Avenue 37th Floor New York, NY 10022 Telephone: (212) 715-4605 Telecopier: (212) 715-4535 E-mail: adrienne.molloy@cicny.com Attn: Adrienne Molloy, Managing Director	30,000,000	3.1%
DBS BANK LTD., LOS ANGELES AGENCY 725 South Figueroa Street Suite 2000 Los Angeles, CA 90017 Telephone: (213) 627-0222 Telecopier: (213) 627-0228 Attn: John Quick, Senior Relationship Manager	30,000,000	3.1%
CALIFORNIA BANK & TRUST 401 West Whittier Boulevard Suite 200 La Habra, CA 90631 Telephone: (650) 294-2025 Telecopier: (650) 294-2029 E-mail: Tom.Paton@calbt.com Attn: Thomas C. Paton, Senior Vice President	30,000,000	3.1%
HSBC BANK USA, N.A. 452 Fifth Ave. New York, NY 10018 Telephone: (415) 288-7765 Telecopier: (415) 678-3054 E-mail: phong.t.nguyen@us.hsbc.com Attn: Phong T. Nguyen, Vice President, Relationship Manager	30,000,000	3.1%

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage
SUNTRUST BANK 3333 Peachtree Road NE 8th Floor Atlanta, GA 30326 Telephone: (404) 439-7395 Telecopier: (404) 439-7409 E-mail: robert.h.anderson@suntrust.com Attn: Robert H. Anderson, Managing Director	30,000,000	3.1%
CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION 555 South Flower Street 24th Floor Los Angeles, CA 90071 Telephone: (213) 673-9012 Telecopier: (213) 673-9801 E-mail: jeanine.smith@cnb.com Attn: Jeanine Smith, Vice President	25,000,000	2.6%
COMERICA BANK Two Embarcadero Center Suite 300 San Francisco, CA 94111 Telephone: (415) 477-3271 Telecopier: (415) 477-3270 E-mail: crbarkow@comerica.com Attn: Carl R. Barkow, Vice President	25,000,000	2.6%
BRANCH BANKING AND TRUST COMPANY 200 W Second St. 16th Floor Winston Salem, NC 27101 Telephone: (336) 733-2723 Telecopier: (336) 733-2740 E-mail: brjones@bbandt.com Attn: Brian Jones, Vice President	20,000,000	2.1%
COLUMBIA STATE BANK 719 2nd Avenue Suite 500 Seattle, WA 98104 Telephone: (206) 223-4547 Telecopier: (206) 223-4540 E-mail: kmeabon@columbiabank.com Attn: Kevin Meabon, Vice President	20,000,000	2.1%
AMERICAN SAVINGS BANK, F.S.B. 1001 Bishop Street 25th Floor Honolulu, HI 96813 Telephone: (808) 872-4925 Telecopier: (808) 536-1169 E-mail: rdubach@asbhawaii.com Attn: Rian DuBach, Vice President	10,000,000	1.0%
TOTAL	960,000,000	100%